EXHIBIT 99.1

      STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Xenicent, Inc. (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Duane Bennett, Chief Executive Officer and acting Chief Financial Officer of the Company, certify that:

  * the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  * information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Duane Bennett
------------------------
Duane Bennett
Director, President and Chief Executive Officer, acting Chief Financial Officer

May 13, 2003


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section  18  of  the  Securities  Exchange  Act  of  1934,  as  amended.